Ohio National Variable Account A
Ohio National Variable Account B
The Ohio National Life Insurance Company
Top Series of Variable Annuities
Supplement dated October 5, 2010 to the Prospectuses dated May 1, 2010
Effective November 6, 2010, the ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio will no longer be an available investment option for any contract which does not have contract value allocated to the Portfolio as of November 5, 2010.